JANUARY 2020

AFL-CIO HIT

AFL-CIO HOUSING INVESTMENT TRUST

COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING DEVELOPMENT

The AFL-CIO Housing Investment Trust (HIT) is a $6.6 billion fixed-income mutual fund that specializes in high credit quality multifamily mortgage-backed securities.

AFL-CIO HIT Invests over $68.2 Million in two New Boston Projects



Old Colony Phase Three A



Cote Village

The AFL-CIO Housing Investment Trust (HIT) is providing financing of over $68.2 million for two new projects in the Boston area. The two projects will create over $113 million of development in the City of Boston, generating 211 units of housing and creating over 927 million hours of union construction work. Like all HIT construction-related investments, both projects will be built using 100% union labor. The two projects will be 100% affordable, utilizing 4% and 9% Low Income Housing Tax Credits.

Cote Village

The $49 million development of Cote Village will be comprised of 76 units and is the redevelopment of the former Cote Ford dealership in Mattapan into residential rental housing and resident amenities. This Transit-Oriented-Development is adjacent to the new MBTA Fairmont Line commuter rail station and will act as a catalyst to encourage responsible development in the predominantly Caribbean community.

Old Colony Phase 3

The HIT is also helping to finance the $64 million new construction of the Old Colony Phase Three A development in Boston, MA. The development will be comprised of 135 apartments, including 108 public housing units. The project received project-based vouchers and a HAP contract for the RAD units.

The development is part of the Old Colony Master Plan. Built in 1940, Anne M. Lynch Homes at Old Colony, was originally an 845-unit public housing community in South Boston that served Boston's low-income residents. The HIT has invested in all three phases of the Master Plan to date.

These projects represent HIT's 36th and 37th projects in Boston.

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT's website, *www.aflcio-hit.com*.

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of December 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Investors should consider the HIT's investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT's prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO Housing Investment Trust | 2401 Pennsylvania Ave., NW , Suite 200, Washington, DC 20037